Exhibit 10.7

EXECUTION VERSION

FIRST AMENDMENT dated as of May 18, 2015 (this “Agreement”), to the First Lien Credit Agreement dated as of January 24, 2014, as amended (the “First Lien Credit Agreement”), among PSAV INTERMEDIATE CORP., a Delaware corporation (“Holdings”), AVSC HOLDING CORP., a Delaware corporation (the “Borrower”), the SUBSIDIARIES of the Borrower party hereto, as guarantors, the LENDERS party thereto (the “Existing Lenders”) and BARCLAYS BANK PLC, as administrative and collateral agent (in such capacities, the “Administrative Agent”).

WHEREAS, pursuant to Section 2.21(a) of the First Lien Credit Agreement, the Borrower desires to obtain (a) Incremental Term Loans in an aggregate principal amount of $180,000,000 (such Incremental Term Loans being referred to as the “Tack-On Incremental Term Loans”) from the Persons set forth on Schedule I hereto (the “Incremental Term Lenders”; the commitment of each Incremental Term Lender to make a Tack-On Incremental Term Loan being referred to as its “Tack-On Incremental Term Commitment”) on the First Amendment Effective Date (as defined below), which shall have terms identical to those of the Initial Term Loans outstanding immediately prior to the effectiveness of this Agreement (the “Existing Initial Term Loans”), but after giving effect to the modifications of the terms of the Existing Initial Term Loans as set forth in this Agreement, and (b) Additional Revolving Credit Commitments in an aggregate amount of $15,000,000 (such Additional Revolving Credit Commitments being referred to as the “Tack-On Revolving Credit Commitments”) from the Initial Revolving Lenders set forth on Schedule II hereto (the “Incremental Revolving Lenders”) on the First Amendment Effective Date, which shall have terms identical to those of the Initial Revolving Credit Commitments.

WHEREAS, the Borrower further desires to amend the First Lien Credit Agreement to permit the Special Dividend (as defined below) and to effect the other amendments set forth below.

WHEREAS, Goldman Sachs Lending Partners LLC, Barclays Bank PLC, Macquarie Capital (USA) Inc. and Morgan Stanley Senior Funding, Inc. have been appointed by the Borrower to act, and have agreed to act, as the joint lead arrangers and joint bookrunners for the Tack-On Incremental Term Commitments and the amendments set forth in this Agreement (in such capacities, the “Lead Arrangers”).

WHEREAS, each Incremental Term Lender is willing to make a Tack-On Incremental Term Loan in the principal amount set forth opposite its name on Schedule I hereto, each Incremental Revolving Lender is willing to provide a Tack-On Revolving Credit Commitment in the amount set forth opposite its name on Schedule II hereto and the Existing Lenders party hereto, constituting the Required Lenders (determined before giving effect to this Agreement, including the Tack-On Incremental Term Loans and the Tack-On Revolving Credit Commitments), are willing to agree to the proposed amendments set forth herein, in each case on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including the recitals hereto) shall have the meanings assigned to them in the First Lien Credit Agreement.

SECTION 2. Tack-On Incremental Term Loans. (a) Subject to the terms and conditions set forth herein, each Incremental Term Lender agrees, severally and not jointly with the other Incremental Term Lenders, to make a Tack-On Incremental Term Loan to the Borrower on the First Amendment Effective Date in a single drawing in a principal amount not to exceed the amount set forth opposite its name on Schedule I hereto. Amounts repaid in respect of the Tack-On Incremental Term Loans made hereunder may not be reborrowed.

(b) The terms of the Tack-On Incremental Term Loans shall be identical to the terms of the Existing Initial Term Loans, after giving effect to the modifications of the terms of the Existing Initial Term Loans as set forth in this Agreement. Without limiting the foregoing:

(i) the Tack-On Incremental Term Loans shall be deemed to be “Initial Term Loans” (and “Term Loans” and “Loans”), and shall be part of the same Class as the Existing Initial Term Loans, and each Incremental Term Lender holding an outstanding Tack-On Incremental Term Loan shall be deemed to be an “Initial Term Lender” (and a “Term Lender”), and shall be part of the same Class as the Lenders holding Existing Initial Term Loans, in each case, for all purposes of the First Lien Credit Agreement and the other Loan Documents (including, without limitation, for purposes of the definitions of the terms “Adjusted Eurocurrency Rate”, “Alternate Base Rate”, “Applicable Rate”, “Initial Term Facility”, “Maturity Date”, “Repricing Transaction” and Sections 2.09 and 2.10 of the First Lien Credit Agreement);

(ii) the Tack-On Incremental Term Loans shall have the benefit of the requirements set forth in Section 2.09(a)(i) of the First Lien Credit Agreement (as amended by Section 4(d) of this Agreement);

(iii) the Tack-On Incremental Term Loans and the Existing Initial Term Loans shall participate on a pro rata basis as a single Class (and with the Tranche 1 Incremental Term Loans as if the Initial Term Loans (including the Tack-On Incremental Term Loans) and the Tranche 1 Incremental Term Loans comprised a single Class) in any payment or prepayment of Term Loans under the First Lien Credit Agreement; and

(iv) (A) notwithstanding anything to the contrary in Section 2.02 or 2.07 of the First Lien Credit Agreement, on the First Amendment Effective Date the Tack-On Incremental Term Loans shall be allocated among each then outstanding Initial Term Loan Borrowing ratably and, upon such allocation, such Tack-On Incremental Term Loans shall be part of each such Term Loan Borrowing (and shall constitute a Loan of the same Type as the Initial Term Loans that are part of such Term Loan Borrowing) and, in the case of any Eurocurrency Rate Borrowing, shall have an initial Interest Period equal to the remaining Interest Period applicable to such Term Loan Borrowing, and (B) notwithstanding anything to the contrary in Section 2.17(a) of the First Lien Credit Agreement, each payment of interest on the Initial Term Loans (including the Tack-On Incremental Term Loans) shall be allocated by the Administrative Agent among the Initial Term Lenders in a manner that reflects the actual number of days of interest accrued on the outstanding principal amount of the Tack-On Incremental Term Loans compared to the actual number of days of interest accrued on the outstanding principal amount of the Existing Initial Term Loans.

(c) The funding of the Tack-On Incremental Term Loans on the First Amendment Effective Date shall be made in the manner contemplated by Section 2.06 of the First Lien Credit Agreement. Unless previously terminated, the Tack-On Incremental Term Commitments shall automatically terminate on the earlier of (i) the making of the Tack-On Incremental Term Loans on the First Amendment Effective Date and (ii) 5:00 p.m., New York City time, on May 18, 2015.

(d) Notwithstanding anything to the contrary in Section 5.11 of the First Lien Credit Agreement, the proceeds of the Tack-On Incremental Term Loans will be used by the Borrower (i) to pay fees and expenses relating to the Tack-On Incremental Term Loans and the other transactions contemplated hereby and (ii) to the extent of the Net Proceeds thereof, to pay a special dividend to Holdings (and will be used by Holdings to pay a special dividend to holders of its Equity Interests) (collectively, the “Special Dividend”).

(e) Upon the making of its Tack-On Incremental Term Loan hereunder, each Incremental Term Lender shall be entitled to all the rights of, and benefits accruing to, Initial Term Lenders (or to Term Lenders or Lenders, as applicable) under the First Lien Credit Agreement and the other Loan Documents, and shall be bound by all agreements, acknowledgements and other obligations of the Initial Term Lenders (or Term Lenders or Lenders, as applicable) under the First Lien Credit Agreement and the other Loan Documents.

(f) The Administrative Agent hereby confirms that each Incremental Term Lender not already an Existing Lender immediately prior to the First Amendment Effective Date is acceptable to the Administrative Agent.

SECTION 3. Tack-On Revolving Credit Commitments. (a) Each Incremental Revolving Lender agrees that, on and as of the First Amendment Effective Date, such Incremental Revolving Lender shall have a Tack-On Revolving Credit Commitment in an amount set forth opposite its name on Schedule II hereto.

(b) Each Tack-On Revolving Credit Commitment shall be identical to, and shall constitute a part of and be of the same Class as, the Initial Revolving Credit Commitments for all purposes of the First Lien Credit Agreement and the other Loan Documents (including, without limitation, for purposes of the definitions of the terms “Applicable Rate”, “Commitment Fee Rate”, “Initial Revolving Credit Exposure”, “Initial Revolving Facility” and “Maturity Date” and Section 2.01(a)(ii) of the First Lien Credit Agreement). Without limiting the foregoing, any Revolving Loans made under the Tack-On Revolving Credit Commitment shall constitute Initial Revolving Loans, and any Revolving Credit Exposure attributable to the Tack-On Revolving Credit Commitments shall constitute Initial Revolving Credit Exposure, in each case for all purposes of the First Lien Credit Agreement and the other Loan Documents.

(c) Each party hereto acknowledges and agrees that, on the First Amendment Effective Date, the Applicable Revolving Credit Percentages and the Applicable Percentages of the Initial Revolving Lenders shall automatically be redetermined to give effect to the Tack-On Revolving Credit Commitments. Without limiting the foregoing, on the First Amendment Effective Date and without any further action on the part of any Person, each Issuing Bank shall be deemed to have granted to such Incremental Revolving Lender, and each Incremental Revolving Lender shall be deemed to have acquired from such Issuing Bank, a participation in each Letter of Credit issued by such Issuing Bank and outstanding on the First Amendment Effective Date equal to the Applicable Revolving Credit Percentage of such Incremental Revolving Lender (as so automatically redetermined on the First Amendment Effective Date) thereof.

(d) In the event any Initial Revolving Loans are outstanding on the First Amendment Effective Date prior to giving effect to this Agreement, each of the Incremental Revolving Lenders and each other Initial Revolving Lender, if any, shall effect such assignments and purchases, if any, of such Initial Revolving Loans as are contemplated by Section 2.21(h) of the First Lien Credit Agreement, as determined by the Administrative Agent.

SECTION 4. Amendments to the First Lien Credit Agreement. The First Lien Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the First Lien Credit Agreement is hereby amended as follows:

(i) The following definitions are hereby added in the appropriate alphabetical order:

“First Amendment” means the First Amendment dated as of May 18, 2015, to this Agreement.

“First Amendment Effective Date” means May 18, 2015.

“Public Company Costs” means, as to any Person, costs associated with or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, costs relating to compliance with the provisions of the Securities Act and the Exchange Act, as applicable to companies with equity or debt securities held by the public, and the rules of national securities exchanges, as applicable to companies with listed equity or debt securities, listing fees, independent directors’ compensation, fees and expense reimbursement, costs relating to investor relations (including any such costs in the form of investor relations employee compensation), shareholder meetings and reports to shareholders or debtholders, directors’ and officers’ insurance, legal and other professional fees and/or other costs or expenses, in each case, to the extent arising solely as a result of becoming or being a public company.

“Special Dividend” has the meaning assigned to such term in the First Amendment.

“Tack-On Incremental Term Loans” has the meaning assigned to such term in the First Amendment.

(ii) The definition of “Alternate Base Rate” is hereby amended to insert at the end of the first sentence thereof the following:

“; provided that in no event shall the Alternate Base Rate be less than zero”.

(iii) Clause (b)(v) of the definition of “Consolidated Adjusted EBITDA” is hereby amended (1) to insert immediately after subclause (B) thereof “, (C) Public Company Costs” and (2) to redesignate previous subclause (C) thereof as subclause (D).

(iv) The definition of “Eurocurrency Rate” is hereby amended (A) to replace the period at the end of clause (b)(vi) thereof with a comma and (B) to insert at the end of the definition the following:

“; provided, in each case, that in no event shall the applicable Eurocurrency Rate be less than zero”.

(v) The definition of “Federal Funds Effective Rate” is hereby amended to insert at the end thereof the following:

“; provided that in no event shall the Federal Funds Effective Rate be less than zero”.

(vi) The definition of “Initial Revolving Credit Commitment” is hereby amended to insert the following new sentence at the end thereof:

“The aggregate amount of the Initial Revolving Credit Commitments as of the First Amendment Effective Date is $75,000,000.”

(vii) The definition of “Initial Term Loans” is hereby amended and restated in its entirety to read as follows:

“Initial Term Loans” means (i) the term loans made by the Initial Term Lenders to the Borrower pursuant to Section 2.01(a)(i) and (ii) the Tack-On Incremental Term Loans made on the First Amendment Effective Date.”

(viii) The definition of “Permitted Acquisition” is hereby amended (A) to replace the amount “$40,000,000” in clause (c) thereof with the amount “$90,000,000”, (B) to replace the percentage “4.50%” in clause (c) thereof with the percentage “8.00%” and (C) to insert after the words “acquired after the Closing Date” in clause (c) thereof the following parenthetical:

“(but disregarding any such acquisitions consummated prior to the First Amendment Effective Date)”.

(ix) The definition of “Repricing Transaction” is hereby amended and restated in its entirety to read as follows:

(x) “Repricing Transaction” means the refinancing or repricing by the Borrower of all or any portion of the Initial Term Loans or the Tranche 1 Incremental Term Loans the primary purpose of which is to reduce the all-in-yield applicable to the Initial Term Loans or the Tranche 1 Incremental Term Loans, as the case may be, (x) with the proceeds of any secured term loans incurred by the Borrower or any Subsidiary Guarantor or (y) in connection with any amendment to this Agreement, in either case, (i) having or resulting in an effective interest rate (to be calculated in a manner consistent with that set forth in clause (iv) of the proviso to Section 2.21(a) as of the date of such refinancing or repricing that is (and not by virtue of any fluctuation in any “base” rate))

less than the effective interest rate (as calculated above) for the Initial Term Loans or the Tranche 1 Incremental Term Loans, as the case may be, as of the date of such refinancing or repricing and (ii) in the case of a refinancing of the Initial Term Loans or the Tranche 1 Incremental Term Loans, as the case may be, the proceeds of which are used to repay, in whole or in part, the principal of outstanding Initial Term Loans or outstanding Tranche 1 Incremental Term Loans, as the case may be, but excluding, in any such case, any refinancing or repricing of Initial Term Loans or Tranche 1 Incremental Term Loans in connection with any acquisition or similar investment, “change of control” transaction or initial public offering.

(xi) The definition of “Revolving Facility Test Condition” is hereby amended and restated in its entirety to read as follows:

“Revolving Facility Test Condition” means, as of any date of determination, without duplication, that (a) the sum of (i) the aggregate Outstanding Amount of all Revolving Loans and Swingline Loans and (ii) the aggregate Outstanding Amount of the LC Exposure (except to the extent cash collateralized or backstopped, pursuant to arrangements which are satisfactory to the applicable Issuing Bank, in an amount equal to 100% of the then available face amount thereof), exceeds an amount equal to 25% of the Total Revolving Credit Commitment (the “Testing Threshold”); provided that up to $17,500,000 of LC Exposure (other than LC Disbursements that have not been reimbursed) attributable to Letters of Credit issued to support obligations of the Borrower and its Subsidiaries incurred in the ordinary course of business shall be excluded from the calculation of the Testing Threshold.

(b) Section 1.03 of the First Lien Credit Agreement is hereby amended to insert at the end thereof the following:

“For purposes of Section 2.21 and the definition of “Incremental Cap”, (A) any Incremental Facility incurred or established on or prior to the First Amendment Effective Date shall be disregarded for purposes of determining usage of, and remaining availability under, the Fixed Incremental Amount, (B) to the extent of availability under any applicable leverage ratio based prong under the Incremental Cap, such availability will be deemed to be used, in connection with any incurrence or establishment of any Incremental Facility or any Incremental Equivalent Debt, prior to the usage of the Fixed Incremental Amount and (C) in the case of incurrence or establishment of any Incremental Facility or any Incremental Equivalent Debt in reliance in part on any leverage ratio based prong under the Incremental Cap and in part on the Fixed Incremental Amount prong, the portion incurred in reliance on the Fixed Incremental Amount shall be disregarded for purposes of testing under the applicable leverage ratio based prong under the Incremental Cap. For purposes of Sections 6.01 and 6.02, (x) to the extent of availability under any applicable leverage based basket set forth therein, such availability will be deemed to be used prior to the usage of any applicable fixed amount set forth therein and (y) in the case of any incurrence of Indebtedness or Lien in reliance on any leverage ratio based basket set forth therein, for purposes of calculating whether such ratio has been satisfied in connection with such incurrence any other Indebtedness or Lien that is substantially concurrently incurred in reliance on any provision thereof that does not require compliance with any financial ratio or test shall be disregarded in the calculation of such ratio, even if such other Indebtedness or Lien is of the same tranche or series (or, in the case of Liens, secures Indebtedness of the same tranche or series) as such Indebtedness being incurred in reliance on a basket that requires compliance with such ratio.”

(c) Section 2.05(b) of the First Lien Credit Agreement is hereby amended to replace the amount “$15,000,000” in subclause (x) thereof with the amount “$25,000,000”.

(d) Section 2.09(a)(i) of the First Lien Credit Agreement is hereby amended to replace the words “in each case in an amount equal to 0.25% of the original principal amount of the Initial Term Loans” with “in each case in a principal amount equal to $1,717,046”.

(e) Section 2.10(a)(i) of the First Lien Credit Agreement is hereby amended to replace subclause (A) in the first parenthetical thereof with the following:

“(A) in the case of Initial Term Loan Borrowings or Tranche 1 Incremental Term Loan Borrowing only, Section 2.10(c)”.

(f) Section 2.10(b)(viii) of the First Lien Credit Agreement is hereby amended to replace the final parenthetical thereof with the following:

“(in the case of any prepayment of the Initial Term Loans or Tranche 1 Incremental Term Loans under Section 2.10(b)(iii) constituting a Repricing Transaction)”.

(g) Section 2.10(c) of the First Lien Credit Agreement is hereby amended and restated to read in its entirety as follows:

“If, on or prior to the six month anniversary of the First Amendment Effective Date, a Repricing Transaction occurs, the Borrower will pay to the Administrative Agent, for the ratable account of each Lender with an outstanding Initial Term Loan or Tranche 1 Incremental Term Loan that is prepaid or repriced pursuant to such Repricing Transaction, a premium in an amount equal to 1.0% of the aggregate principal amount of the Initial Term Loans or Tranche 1 Incremental Term Loan, as the case may be, prepaid or, in the case of any repricing, the aggregate principal amount of the Initial Term Loans or Tranche 1 Incremental Term Loans, as the case may be, subject to such repricing (including each Lender that withholds its consent to such Repricing Transaction and is replaced or repaid as a Non-Consenting Lender under Section 2.18(b)), a fee in an amount equal to 1.0% of (x) in the case of a Repricing Transaction of the type described in clause (x) of the definition thereof, the aggregate principal amount of all Initial Term Loans or Tranche 1 Incremental Term Loans, as the case may be, prepaid (or converted) in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction described in clause (y) of the definition thereof, the aggregate principal amount of all Initial Term Loans or Tranche 1 Incremental Term Loans, as the case may be, repriced pursuant to such Repricing Transaction.”

(h) Section 2.16 of the First Lien Credit Agreement is hereby amended to insert a new paragraph (i) at the end thereof as follows:

“(i) FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(i) Clause (iv) of the second proviso to Section 2.21(a) of the First Lien Credit Agreement is hereby amended to add the following parenthetical at the end of subclause (w) thereof:

“(and if Term Loans of a single Class are incurred at different times with different amounts of original issue discount or upfront fees, the smallest amount of original issue discount or upfront fees applicable to any such Term Loans shall, solely for purposes of this clause (w), be deemed to have been applicable to all the Term Loans of such Class)”.

(j) Section 5.01 of the First Lien Credit Agreement is hereby amended by deleting paragraph (m) thereof and redesignating the subsequent paragraph as the new paragraph (m) thereof.

(k) Section 6.04(a) of the First Lien Credit Agreement is hereby amended (i) to replace the words “costs or expenses associated with complying with the requirements or regulations in connection with becoming or continuing to be a public company (including costs and expenses incurred in connection with compliance with Sarbanes-Oxley)” in subclause (i)(A) thereof with “any Public Company Costs”, (ii) to delete the word “and” at the end of subclause (xi) thereof, (iii) to replace the period at the end of subclause (xii) thereof with “; and” and (iv) to insert the following new subclause (a)(xiii) at the end thereof:

“(xiii) the Borrower may pay the Special Dividend up to the amount permitted by the First Amendment.”

(l) Section 6.06(d)(iii) of the First Lien Credit Agreement is hereby amended (i) to replace the amount “$30,000,000” with the amount “$80,000,000”, (ii) to replace the percentage “3.25%” with the percentage “7.00%” and (iii) to insert immediately after the words “the aggregate amount of any such Investments outstanding at any time” the following new parenthetical:

“(but disregarding any such Investments consummated prior to the First Amendment Effective Date)”.

SECTION 5. Fees. The Borrower agrees to pay on the First Amendment Effective Date (a) to the Administrative Agent, for the account of each Existing Lender that executes and delivers to the Administrative Agent (or its counsel) a copy of this Agreement at or prior to 5:00 p.m., New York City time, on May 11, 2015 (the “Signing Date”), an amendment fee in an amount equal to 0.125% of the aggregate principal amount of the Term Loans and Revolving Credit Commitments of such Lender outstanding on the Signing Date (and, if the Signing Date shall be the First Amendment Effective Date, before giving effect to this Agreement), and (b) to the Administrative Agent, for the account of each Incremental Term Lender, as fee compensation for the funding of such Incremental Term Lender’s Tack-On Incremental Term Loan made hereunder, an upfront fee in an amount equal to 0.50% of the stated principal amount of such Incremental Term Lender’s Tack-On Incremental Term Loan made on the First Amendment Effective Date (it being agreed that, at the option of the Administrative Agent, such upfront fee may take the form of original issue discount, it being understood that, notwithstanding any such original issue discount, the initial outstanding principal amount of such Tack-On Incremental Term Loan, and the amount thereof in respect of which the Borrower shall be obligated, shall be the full principal amount thereof without giving effect to any such original issue discount).

SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Holdings (solely to the extent applicable to it), the Borrower and the other Loan Parties, on behalf of themselves and their respective Subsidiaries, represents and warrants to the Administrative Agent, the Incremental Term Lenders, the Incremental Revolving Lenders and the Existing Lenders party hereto that, as of the First Amendment Effective Date and after giving effect to this Agreement and the transactions contemplated hereby (including the incurrence by the Borrower of the Tack-On Incremental Term Loans and the payment of the Special Dividend):

(a) The execution, delivery and performance of this Agreement are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action of such Loan Party. This Agreement has been duly executed and delivered by such Loan Party, and this Agreement and the First Lien Credit Agreement, as amended by this Agreement, each constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity and principles of good faith and dealing.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (and, for purposes of Sections 3.12 and 3.16(a) of the First Lien Credit Agreement, with each reference therein to the “Closing Date” being deemed to be a reference to the “First Amendment Effective Date”), except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct in all material respects on and as of such earlier date.

(c) No Default or Event of Default has occurred and is continuing or would result therefrom.

SECTION 7. Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent (the first date of the satisfaction thereof is referred to as the “First Amendment Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received from Holdings, the Borrower, each other Loan Party, each Incremental Term Lender, each Incremental Revolving Lender, the Existing Lenders constituting the Required Lenders (determined before giving effect to this Agreement) and the Administrative Agent either (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent, the Incremental Term Lenders, the Incremental Revolving Lenders and the Existing Lenders and dated the First Amendment Effective Date) of (i) Weil, Gotshal & Manges LLP, special counsel for Holdings, the Borrower and each other Loan Party, (ii) Husch Blackwell LLP, special counsel in the State of Missouri for certain of the Loan Parties, and (iii) Lewis Roca Rothgerber LLP, special counsel in the State of Arizona for certain of the Loan Parties.

(c) The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the First Amendment Effective Date and executed by a Responsible Officer of such Loan Party, which shall (A) certify that attached thereto is a true and complete copy of the resolutions or written consents of its governing body authorizing the execution, delivery and performance of this Agreement and, in the case of the Borrower, the incurrence of the Tack-On Incremental Term Loans and the establishment of (and incurrence of Revolving Credit Extensions under) the Tack-On Revolving Credit Commitments hereunder, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect, (B) identify by name and title and bear the signatures of the Responsible Officers or authorized signatories of such Loan Party authorized to sign this Agreement (or confirm that the Responsible Officers identified on such certificate delivered on the Closing Date continue to be authorized to sign this Agreement) and (C) certify that attached thereto is a true and complete copy of the organizational documents of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management, partnership or similar agreement (to the extent applicable) and that such documents or agreements have not been amended (except as otherwise attached) (or confirm that the copies of such organizational documents or agreements delivered on the Closing Date remain true and complete, and have not been amended, as of the First Amendment Effective Date), (ii) a certificate of good standing (or equivalent) from the relevant office in such Loan Party’s jurisdiction of organization (to the extent relevant, customary and available in the jurisdiction of organization of such Loan Party) dated the First Amendment Effective Date or a recent date prior thereto and (iii) a customary officer’s certificate dated the First Amendment Effective Date and executed by a Responsible Officer of Holdings and the Borrower, confirming the accuracy of the representations and warranties set forth in Section 6 of this Agreement.

(d) The Administrative Agent shall have received a solvency certificate dated as of the First Amendment Effective Date in substantially the form of Exhibit A hereto from a Financial Officer of the Borrower certifying as to the matters set forth therein as of the First Amendment Effective Date.

(e) (i) The Administrative Agent shall have received all fees required to be paid under Section 5 of this Agreement, (ii) the Lead Arrangers shall have received all fees required to be paid by the Borrower on the First Amendment Effective Date pursuant to any separate letter agreements entered into by the Borrower and the Lead Arrangers and (iii) the Administrative Agent and the Lead Arrangers shall have received reimbursement of all expenses required to be paid or reimbursed by the Borrower and for which invoices have been presented at least three Business Days prior to the First Amendment Effective Date, in each case which amounts may be offset against the proceeds of the Tack-On Incremental Term Loans.

(f) No later than three Business Days in advance of the First Amendment Effective Date, the Administrative Agent shall have received all documentation and other information reasonably requested by it in writing at least five days in advance of the First Lien Effective Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(g) The Administrative Agent shall have received a written Borrowing Request from the Borrower in respect of the Tack-On Incremental Term Loans complying with the requirements of Section 2.03 of the First Lien Credit Agreement not later than 12:00 p.m., New York City time, one Business Day before the First Amendment Effective Date (or such later time as the Administrative Agent may agree).

(h) The Second Lien Credit Agreement shall have been amended to permit the Special Dividend and to effect other covenant modifications that are contemplated by this Agreement (subject to, in the case of any basket modifications, preservation of the corresponding cushion), in each case in the manner reasonably satisfactory to the Lead Arrangers.

(i) The Intercreditor Agreement shall have been amended to amend the definition therein of “Cap Amount” in the manner reasonably satisfactory to the Lead Arrangers.

SECTION 8. Reaffirmation by the Loan Parties. Without limiting its obligations under or the provisions of the First Lien Credit Agreement, as amended by this Agreement, and the Collateral Documents, each Loan Party hereby (a) acknowledges that the terms “Obligations”, “Guaranteed Obligations” and “Secured Obligations” (and terms of similar import used in the Loan Documents) shall include the unpaid principal of, and accrued and unpaid interest on (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Tack-On Incremental Term Loans and any Revolving Credit Extensions made under the Tack-On Revolving Credit Commitments, (b) affirms and confirms its guaranty obligations under Article 10 of the First Lien Credit Agreement and its pledges, grants, indemnification obligations and other commitments and obligations under the First Lien Credit Agreement and each Collateral Document to which it is a party, in each case after giving effect to this Agreement and the incurrence of the Tack-On Incremental Term Loans and the effectiveness of the Tack-On Revolving Credit Commitments contemplated hereby, (c) agrees that each Collateral Document to which it is a party and all guarantees, pledges, grants and other commitments and obligations thereunder and under the First Lien Credit Agreement shall continue to be in full force and effect following the effectiveness of this Agreement (and shall apply in all respects to the obligations of the Borrower in respect of the Tack-On Incremental Term Loans and any Revolving Credit Extensions made under the Tack-On Revolving Credit Commitments) and (d) confirms that all of the Liens and security interests created and arising under the Collateral Documents remain in full force and effect, and are not released or reduced, as collateral security for the Secured Obligations (including any such Secured Obligations in respect of the Tack-On Incremental Term Loans and any Revolving Credit Extensions made under the Tack-On Revolving Credit Commitments).

SECTION 9. Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, any Issuing Bank or any Lender under the First Lien Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the First Lien Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the First Lien Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the First Amendment Effective Date, each reference in the First Lien Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the First Lien Credit Agreement in any other Loan Document, shall be deemed to be a reference to the First Lien Credit Agreement as amended hereby. This Agreement shall constitute a “Loan Document” for all purposes of the First Lien Credit Agreement and the other Loan Documents.

(c) Each Lender party hereto hereby authorizes and directs the Administrative Agent to execute and deliver an amendment to the Intercreditor Agreement to modify the definition of “Cap Amount” to give effect to this Agreement, and agrees that it will be bound by, and will take no actions contrary to, the provisions of such amendment and of the Intercreditor Agreement as amended thereby.

SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11. Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT. THE PARTIES HERETO AGREE THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT RETAINS THE RIGHT TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT.

(c) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT

OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT.

(d) TO THE EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 9.01 OF THE FIRST LIEN CREDIT AGREEMENT. EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 12. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 13. Disclosure. The Borrower hereby confirms, in connection with this Agreement, to the Incremental Term Lenders and the Incremental Revolving Lenders, that as of the First Amendment Effective Date, all written information (other than the Projections, other forward-looking information and information of a general economic or industry-specific nature) concerning Holdings, the Borrower and its Subsidiaries that is included in the Lender Presentation dated May 4, 2015 or otherwise prepared by, or on behalf of, Holdings, the Borrower and its Subsidiaries by any of their respective representatives, and made available to any Incremental Term Lender, any Incremental Revolving Lender, any Existing Lender, the Administrative Agent or the Lead Arrangers in connection with the transactions contemplated hereby on or before the First Amendment Effective Date, when taken as a whole, did not, when furnished, contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (after giving effect to all supplements and updates thereto from time to time).

SECTION 14. Heading. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AVSC HOLDING CORP.,

by	/s/ J. Whitney Markowitz
Name: J. Whitney Markowitz
Title: Secretary

[Signature Page to First Amendment]

PSAV INTERMEDIATE CORP.,

by	/s/ Bradley J. Gross
Name: Bradley J. Gross
Title: President and Secretary

[Signature Page to First Amendment]

AUDIOVISUAL SERVICES CORPORATION AUDIO VISUAL SERVICES (NY) CORPORATION VISUAL ACTION HOLDINGS INC.
AVSC INTELLECTUAL PROPERTY MANAGEMENT, INC.
AUDIO VISUAL SERVICES GROUP, INC. MVP INTERNATIONAL INC.
AUDIO VISUALS INTERNATIONAL, INC. CONFERENCE SYSTEMS, INC.
AMERICAN AUDIO VISUAL CENTER, INC.

by	/s/ J. Whitney Markowitz
Name: J. Whitney Markowitz
Title: Senior Vice President, General Counsel and Secretary

[Signature Page to First Amendment]

BARCLAYS BANK PLC, individually as
Lender and Issuing Bank and as Administrative
Agent,

by	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: GOLDMAN SACHS LENDING PARTNERS LLC

by	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

MIHI LLC

By	/s/ Stephen Mehos
Name: Stephen Mehos
Title: Authorized Signatory

By	/s/ J. Andrew Underwood
Name: J. Andrew Underwood
Title: Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Morgan Stanley Bank, N.A.

by	/s/ Roberto Ellinghaus
Name: Roberto Ellinghaus
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: 3i US Senior Loan Fund, L.P.
By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: COA Summit CLO Ltd
BY: 3i Debt Management US, LLC, as its Collateral Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Fraser Sullivan CLO VII Ltd.
By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Jamestown CLO I Ltd.
By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Jamestown CLO II Ltd.
By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Jamestown CLO III Ltd.
By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Everest Funding LLC

by	/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Cedar Funding II CLO Ltd

By:	/s/ Lisa Baltagi
Name: Lisa Baltagi
Title: Director

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Cedar Funding III CLO, Ltd.

By:	/s/ Lisa Baltagi
Name: Lisa Baltagi
Title: Director

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Cedar Funding IV CLO, Ltd.

By:	/s/ Lisa Baltagi
Name: Lisa Baltagi
Title: Director

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Cedar Funding Ltd.

By:	/s/ Lisa Baltagi
Name: Lisa Baltagi
Title: Director

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Rockwell Collins Master Trust
By: Aegon USA, as its Investment Advisor

by	/s/ Jason Felderman
Name: Jason Felderman
Title: Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Transamerica Floating Rate
By: Aegon USA, as its Investment Advisor

by	/s/ Jason Felderman
Name: Jason Felderman
Title: Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Shackleton 2013-III CLO, Ltd.
BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Stephen Sylvester
Name: Stephen Sylvester
Title: Senior Credit Analyst

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Shackleton 2013-IV CLO, LTD.
by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Stephen Sylvester
Name: Stephen Sylvester
Title: Senior Credit Analyst

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Shackleton 2014-V CLO, Ltd.

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title:	Senior Credit Analyst

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Shackleton 2015-VII CLO, Ltd
BY: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title:	Senior Credit Analyst

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Shackleton I CLO, Ltd.
BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title:	Senior Credit Analyst

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Shackleton II CLO, Ltd.
BY: Alcentra NY, LLC

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title:	Senior Credit Analyst

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: The Dreyfus/Laurel Funds, Inc. - Dreyfus Floating Rate Income Fund
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title:	Senior Credit Analyst

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: American Savings Bank, FSB

by	/s/ Edward Chin
Name: Edward Chin
Title: First Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Arrowpoint CLO 2014-2, LTD

by	/s/ Colby Stilson
Name: Colby Stilson
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Arrowpoint CLO 2014-3, LTD

by	/s/ Colby Stilson
Name: Colby Stilson
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: AXA IM Inc. for and on behalf of Allegro CLO I, limited

by	/s/ LeServiget Yannick
Name: LeServiget Yannick
Title: Senior Portfolio Manager

For any Lender requiring a second signature block:

by	/s/ [ILLEGIBLE]
Name: [ILLEGIBLE]
Title: [ILLEGIBLE]

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: AXA IM Inc. for and on behalf of Allegro CLO II, limited

by	/s/ LeServiget Yannick
Name: LeServiget Yannick
Title: Senior Portfolio Manager

For any Lender requiring a second signature block:

by	/s/ [ILLEGIBLE]
Name: [ILLEGIBLE]
Title: [ILLEGIBLE]

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: B&M CLO 2014-1 Ltd.

By:	/s/ John Heitkemper
Name:	John Heitkemper
Title:	Portfolio Manager

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: ILWU - PMA PENSION PLAN
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the ILWU - PMA Pension Plan, account number CIT7

By:	/s/ John Heitkemper
Name:	John Heitkemper
Title:	Portfolio Manager

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Canyon Capital CLO 2014-1, Ltd.
BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Canyon Capital CLO 2014-2, Ltd.
BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Canyon Capital CLO 2015-1, Ltd.
By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Carlyle Global Market Strategies CLO 2012-3, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Carlyle Global Market Strategies CLO 2014-1, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Carlyle Global Market Strategies CLO 2014-2, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Carlyle Global Market Strategies CLO 2014-3, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Carlyle Global Market Strategies CLO 2014-4, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Carlyle Global Market Strategies CLO 2014-5, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Carlyle Global Market Strategies CLO 2015-1, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Arrowpoint CLO 2015-4, LTD

by	/s/ Colby Stilson
Name: Colby Stilson
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: CIFC Funding 2013-III, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: CIFC Funding 2014, Ltd.
By: CIFC Asset Management LLC, its Portfolio Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: CIFC Funding 2014-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: CIFC Funding 2014-III, Ltd.
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: CIFC Funding 2014-IV, Ltd
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: CIFC Funding 2014-V, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: CIFC Funding 2015-I, Ltd.
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: CIFC Funding 2015-II, Ltd.

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: CIFC Interim Funding V
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Citi Loan Funding CIFC 2015 LLC,
By: Citibank, N.A.,

By:	/s/ Tina Tran
Name: Tina Tran
Title: Director

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Jamestown CLO VI Ltd.
By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

By:
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Credit Suisse Loan Funding LLC

by:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

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AVSC HOLDING CORP.

Name of Lender: Apidos CLO IX
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: APIDOS CLO X
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: APIDOS CLO XI
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: APIDOS CLO XII
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: APIDOS CLO XIV
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Apidos CLO XIX
BY: Its Collateral Manager, CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: APIDOS CLO XV
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: APIDOS CLO XVI
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: APIDOS CLO XVII
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: APIDOS CLO XVIII
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: APIDOS CLO XX
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: DENALI CAPITAL CLO VII, LTD.
BY: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for DENALI CAPITAL CLO VII, LTD.

By:	/s/ Nicole Kouba
Name: Nicole Kouba
Title: Vice President

By:
Name:
Title:

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Name of Lender: DENALI CAPITAL CLO X, LTD.
BY: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for DENALI CAPITAL CLO X, LTD.

By:	/s/ Nicole Kouba
Name: Nicole Kouba
Title: Vice President

By:
Name:
Title:

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Name of Lender: DENALI CAPITAL CLO XI, LTD.
BY: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XI, LTD.

By:	/s/ Nicole Kouba
Name: Nicole Kouba
Title: Vice President

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: DB Funds - DB Funds Floating Rate Loans
BY: Deutsche Investment Management Americas Inc. as Manager

By:	/s/ Joe Tavolieri
Name: Joe Tavolieri
Title: Vice President

By:	/s/ Eric Meyer
Name:	Eric Meyer
Title:	Portfolio Manager

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AVSC HOLDING CORP.

Name of Lender: Deutsche Floating Rate Fund
BY: Deutsche Investment Management Americas Inc. Investment Advisor

By:	/s/ Joe Tavolieri
Name: Joe Tavolieri
Title: Vice President

By:	/s/ Eric Meyer
Name:	Eric Meyer
Title:	Portfolio Manager

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AVSC HOLDING CORP.

Name of Lender: Flagship VII Limited
BY: Deutsche Investment Management Americas Inc. As Investment Advisor

By:	/s/ Joe Tavolieri
Name: Joe Tavolieri
Title: Vice President

By:	/s/ Eric Meyer
Name:	Eric Meyer
Title:	Portfolio Manager

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AVSC HOLDING CORP.

Name of Lender: Health Net Community Solutions, Inc.
BY: Deutsche Investment Management Americas Inc. As Manager

By:	/s/ Joe Tavolieri
Name: Joe Tavolieri
Title: Vice President

By:	/s/ Eric Meyer
Name:	Eric Meyer
Title:	Portfolio Manager

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: GOLDMAN SACHS BANK USA

by	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

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Name of Lender: AMJ Bank Loan Fund A Series Trust of Multimanager Global Investment Trust
BY: Brown Brothers Harriman Trust Company (Cayman) Limited acting solely in its capacity as trustee of AMJ Bank Loan Fund, a series trust of Multi Manager Global Investment Trust, acting by Highbridge Principal Strategies, LLC as attorney-in-fact, and expressly on the basis that the parties agree they shall not have recourse to the assets of Multi

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Beazley Furlonge Limited
BY: Beazley Furlonge Limited, as managing agent of Syndicate 2623, acting by Highbridge Principal Strategies, LLC, as attorney-in-fact

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Highbridge Liquid Loan Opportunities Master Fund, L.P.
By: Highbridge Principal Strategies LLC, its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Highbridge Loan Management 3-2014 Ltd.
By: Highbridge Principal Strategies LLC, its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

By:
Name:
Title:

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THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Highbridge Loan Management 4-2014, Ltd.
By: Highbridge Principal Strategies LLC, Its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Highbridge Loan Management 5-2015, Ltd.
By: Highbridge Principal Strategies LLC, Its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

By:
Name:
Title:

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THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: HRS Investment Holdings LLC

By:	/s/ Steve Kaseta
Name: Steve Kaseta
Title: CIO

SIGNATURE PAGE TO

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THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: A Voce CLO, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: American General Life Insurance Company
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

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THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: American Home Assurance Company
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

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FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Avalon IV Capital, Ltd.
BY: Invesco Senior Secured Management, Inc. as Asset Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

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FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Blue Hill CLO, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: BOC Pension Investment Fund
BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Invesco BL Fund, Ltd.
By: Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Invesco Floating Rate Fund
BY: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Invesco Polaris US Bank Loan Fund
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Invesco Senior Income Trust
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Invesco Zodiac Funds - Invesco US Senior Loan Fund
BY: Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Kaiser Foundation Hospitals
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

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THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Kaiser Permanente Group Trust
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

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FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Lexington Insurance Company
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

SIGNATURE PAGE TO

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THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Limerock CLO II, Ltd.
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Linde Pension Plan Trust
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Nomad CLO, Ltd.
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: North End CLO, Ltd
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: QUALCOMM Global Trading Pte. Ltd.
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

SIGNATURE PAGE TO

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THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Sentry Insurance a Mutual Company
BY: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

SIGNATURE PAGE TO

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THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: The City of New York Group Trust
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

SIGNATURE PAGE TO

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THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: KVK CLO 2012-1, Ltd

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

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THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: KVK CLO 2012-2, LTD.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

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THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: KVK CLO 2013-1, Ltd

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

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THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: KVK CLO 2013-2 LTD.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

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THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: KVK CLO 2014-1 Ltd.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

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THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: KVK CLO 2014-2 Ltd.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: KVK CLO 2014-3 Ltd.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

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THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: LCM XV Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

by	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

For any Lender requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO

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THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: LCM XVI Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

by	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

For any Lender requiring a second signature block:

by
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: LCM XVII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

by	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

For any Lender requiring a second signature block:

by
Name:
Title:

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THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: LCM XVIII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

by	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

For any Lender requiring a second signature block:

by
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Lord Abbett Bank Loan Trust
By: Lord Abbett & Co LLC, as Investment Manager

by	/s/ Jeff Lapin
Name: Jeff Lapin
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO

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THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund
By: Lord Abbett & Co LLC, as Investment Manager

by	/s/ Jeff Lapin
Name: Jeff Lapin
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: National Electrical Benefit Fund
By: Lord Abbett & Co LLC, as Investment Manager

by	/s/ Jeff Lapin
Name: Jeff Lapin
Title: Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Marathon CLO VI, Ltd.

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

By:
Name:
Title:

SIGNATURE PAGE TO

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THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: MARATHON CLO VII LTD.

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

By:
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Metropolitan Life Insurance Company - Closed Block

by	/s/ Steven R. Bruno
Name: Steven R. Bruno
Title: Director

For any Lender requiring a second signature block:

by
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Metropolitan Life Insurance Company

by	/s/ Steven R. Bruno
Name: Steven R. Bruno
Title: Director

For any Lender requiring a second signature block:

by
Name:
Title:

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THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Venture X CLO, Limited
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Venture XI CLO, Limited
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

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Name of Lender: VENTURE XII CLO, Limited
BY: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: VENTURE XV CLO, Limited
By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: VENTURE XVI CLO, Limited
By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Nationwide Defined Benefit Master Trust

by	/s/ Ronald R. Serpico
Name: Ronald R. Serpico
Title: Authorized Signatory

For any Lender requiring a second signature block:

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Title:

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Name of Lender: Nationwide Life and Annuity Insurance Company

by	/s/ Ronald R. Serpico
Name: Ronald R. Serpico
Title: Authorized Signatory

For any Lender requiring a second signature block:

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Title:

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Name of Lender: Nationwide Mutual Insurance Company

by	/s/ Ronald R. Serpico
Name: Ronald R. Serpico
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
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Title:

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PSAV INTERMEDIATE CORP. AND

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Name of Lender: Flatiron CLO 2007-1 Ltd.
By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

by	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Director

For any Lender requiring a second signature block:

by
Name:
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Name of Lender: Flatiron CLO 2012-1 Ltd.
By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

by	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Director

For any Lender requiring a second signature block:

by
Name:
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Name of Lender: Flatiron CLO 2013-1 Ltd.
By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

by	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Director

For any Lender requiring a second signature block:

by
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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Flatiron CLO 2014-1 Ltd.
By: NYL Investors LLC, as Collateral Manager and Attorney-In-Fact

by	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Director

For any Lender requiring a second signature block:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: MainStay Floating Rate Fund, a series of MainStay Funds Trust
By: NYL Investors LLC, its Subadvisor

by	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Director

For any Lender requiring a second signature block:

by
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AVSC HOLDING CORP.

Name of Lender: MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust
By: NYL Investors LLC, its Subadvisor

by	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Director

For any Lender requiring a second signature block:

by
Name:
Title:

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AVSC HOLDING CORP.

NEWSTAR LOAN FUNDING, LLC, as a Lender
By: NewStar Financial, Inc., its Manager

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

NEWSTAR COMMERCIAL LOAN FUNDING 2012-2 LLC, as a Lender
By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

NEWSTAR COMMERCIAL LOAN FUNDING 2013-2 LLC, as a Lender
By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

NEWSTAR COMMERCIAL LOAN FUNDING 2014-1 LLC, as a Lender
By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

NEWSTAR COMMERCIAL LOAN FUNDING 2015-1 LLC, as a Lender
By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

NEWSTAR CP FUNDING LLC, as a Lender
By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

NEWSTAR CLARENDON FUND CLO LLC, as a Lender
By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

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PSAV INTERMEDIATE CORP. AND

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NCRAM Loan Trust, as Lender

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER

By:	/s/ Steve Rosenthal
Name:	Steve Rosenthal
Title:	Executive Director

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Nomura Bond & Loan Fund, as Lender

By: Mitsubishi UFJ Trust & Banking Corporation as Trustee
By: Nomura Corporate Research & Asset Management Inc. Attorney in Fact

By:	/s/ Steve Rosenthal
Name: Steve Rosenthal
Title: Executive Director

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AVSC HOLDING CORP.

Name of Lender: ACE Tempest Reinsurance Ltd.
BY: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Peter Deschner
Name:	Peter Deschner
Title:	Senior Vice President

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Managing Director

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AVSC HOLDING CORP.

Name of Lender: Arch Investment Holdings IV Ltd.
BY: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Peter Deschner
Name:	Peter Deschner
Title:	Senior Vice President

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Managing Director

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AVSC HOLDING CORP.

Name of Lender: CSAA Insurance Exchange
BY: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Peter Deschner
Name:	Peter Deschner
Title:	Senior Vice President

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Managing Director

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AVSC HOLDING CORP.

Name of Lender: Oaktree CLO 2014-2 Ltd.
By: Oaktree Capital Management, L.P. Its: Collateral Manager

By:	/s/ Peter Deschner
Name:	Peter Deschner
Title:	Senior Vice President

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Managing Director

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AVSC HOLDING CORP.

Name of Lender: Oaktree Enhanced Income Funding Series I, Ltd.
By: Oaktree Capital Management, L.P. Its: Collateral Manager

By:	/s/ Peter Deschner
Name:	Peter Deschner
Title:	Senior Vice President

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Managing Director

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AVSC HOLDING CORP.

Name of Lender: Oaktree Senior Loan Fund, L.P.
BY: Oaktree Senior Loan Fund GP, L.P. Its: General Partner, By: Oaktree Fund GP IIA, LLC Its: General Partner, By: Oaktree Fund GP II, L.P. Its: Managing Member

By:	/s/ Peter Deschner
Name:	Peter Deschner
Title:	Authorized Signatory

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

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AVSC HOLDING CORP.

Name of Lender: WM Pool - High Yield Fixed Interest Trust
By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Peter Deschner
Name:	Peter Deschner
Title:	Senior Vice President

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Managing Director

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AVSC HOLDING CORP.

Name of Lender: Octagon Investment Partners XXI, Ltd.
By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Portfolio Manager

By:
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

OFSI Fund VI, Ltd.
By: OFS Capital Management, LLC Its: Collateral Manager

By:	/s/ Maureen S. Ault
Name: Maureen S. Ault
Title: Director

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

OFSI Fund VII, Ltd.
By: OFS Capital Management, LLC Its: Collateral Manager

By:	/s/ Maureen S. Ault
Name: Maureen S. Ault
Title: Director

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AVSC HOLDING CORP.

Name of Lender: OCP CLO 2012-2, Ltd.

By: Onex Credit Partners, LLC, as Collateral Manager

by:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

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THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: OCP CLO 2013-3, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager

by:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: OCP CLO 2013-4, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: OCP CLO 2014-5, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager

by:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: OCP Credit Trust

By: Onex Credit Partners, LLC, its manager

by:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Managers

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Onex Senior Credit Fund, L.P

By: Onex Credit Partners LLC, its manager

by	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Onex Senior Credit II, LP

By: Onex Credit Partners, LLC, its investment manager

by	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Harbourview CLO VII, LTD.

by	/s/ Jason Reuter
Name: Jason Reuter
Title: AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

SIGNATURE PAGE TO

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Oppenheimer Master Loan Fund, LLC

by	/s/ Jason Reuter
Name: Jason Reuter
Title: AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Oppenheimer Senior Floating Rate Fund

by	/s/ Jason Reuter
Name: Jason Reuter
Title: AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

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THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Oppenheimer Senior Floating Rate Plus Fund

by	/s/ Jason Reuter
Name: Jason Reuter
Title: AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

PIMCO Cayman Bank Loan LIBOR Plus Fund JPY Hedge Series 2 A Series Trust of Multi Manager Global Investment Trust
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

PIMCO Bermuda Trust II: PIMCO Bermuda Bank Load Fund (M)
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

A Series Trust of Multi Manager Global Investment Trust - PIMCO Cayman Bank Loan Libor Plus Fund JPY Hedge
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

SIGNATURE PAGE TO

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

PIMCO Funds Ireland plc: PIMCO Senior Loan Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

SIGNATURE PAGE TO

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

PIMCO Funds: PIMCO Senior Floating Rate Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

PIMCO Funds: Private Account Portfolio Series: PIMCO Senior Floating Rate Portfolio
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

SIGNATURE PAGE TO

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Regence Bluecross Blueshield of Oregon
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

SIGNATURE PAGE TO

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THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Regence Bluecross Blueshield of Utah
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

SIGNATURE PAGE TO

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THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Regence Blueshield of Idaho
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Regence Blueshield
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

SIGNATURE PAGE TO

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Employees’ Retirement System of the State of Rhode Island
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: TRS HY FNDS LLC,
By: Deutsche Bank AG Cayman Islands Branch, its sole member By: DB Services New Jersey, Inc.

by:	/s/ Howard Lee
Name: Howard Lee
Title: Assistant Vice President

by:	/s/ Deirdre Cesario
Name: Deirdre Cesario
Title: Assistant Vice President

SIGNATURE PAGE TO

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AVSC HOLDING CORP.

Name of Lender: Pioneer Dynamic Credit Fund
By: Pioneer Investment Management, Inc. As its adviser

By:	/s/ maggie begley
Name: maggie begley
Title: Vice President and Associate General Counsel

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Pioneer Floating Rate Fund
By: Pioneer Investment Management, Inc. As its adviser

By:	/s/ maggie begley
Name:	maggie begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Pioneer Floating Rate Trust
By: Pioneer Investment Management, Inc. As its adviser

By:	/s/ maggie begley
Name:	maggie begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Pioneer Multi-Asset Ultrashort Income Fund
By: Pioneer Investment Management, Inc. As its adviser

By:	/s/ maggie begley
Name:	maggie begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Pioneer Strategic Income Fund
By: Pioneer Investment Management, Inc. As its adviser

By:	/s/ maggie begley
Name:	maggie begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

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AVSC HOLDING CORP.

Name of Lender: Benefit Street Partners CLO III, Ltd.

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Dryden 31 Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any Lender requiring a second signature block:

By
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Dryden XXII Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any Lender requiring a second signature block:

By
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Dryden XXIV Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any Lender requiring a second signature block:

By
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Dryden XXV Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any Lender requiring a second signature block:

By
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Dryden XXVIII Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any Lender requiring a second signature block:

By
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income Fund
By: Prudential Investment Management, Inc., as Investment Advisor

By	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any Lender requiring a second signature block:

By
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust
By: Prudential Investment Management, Inc., as Investment Advisor

By	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For any Lender requiring a second signature block:

By
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: CAVALRY CLO III

By: Regiment Capital Management, LLC, its Investment Adviser

By:	/s/ Robert Gianni
Robert Gianni
Authorized Signatory

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Rimrock Global Credit (Master) Fund Ltd.

by	/s/ Santino Blumetti
Name: Santino Blumetti
Title: MD

For any Lender requiring a second signature block:

by
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Rimrock High Income Plus (Master) Fund Ltd

by	/s/ Santino Blumetti
Name: Santino Blumetti
Title: MD

For any Lender requiring a second signature block:

by
Name:
Title:

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PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Rimrock Low Volatility (Master) Fund Ltd

by	/s/ Santino Blumetti
Name: Santino Blumetti
Title: MD

For any Lender requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Baptist Health South Florida, Inc.
By: Seix Investment Advisors LLC, as Advisor

RidgeWorth Funds – Seix Floating Rate High Income Fund
By: Seix Investment Advisors LLC, as Subadviser

RidgeWorth Funds – Total Return Bond Fund
By: Seix Investment Advisors LLC, as Subadviser

Seix Multi-Sector Absolute Return Fund L.P.
By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By: Seix Investment Advisors LLC, its sole member

as Lenders

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Sumitomo Mitsui Banking Corporation

by	/s/ Ken Takahashi
Name: Ken Takahashi
Title: Managing Director

For any Lender requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: ACE American Insurance Company
BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: T. Rowe Price Floating Rate Fund, Inc.

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: T. Rowe Price Floating Rate Multi-Sector Account Portfolio

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: T. Rowe Price High Yield Fund, Inc.

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: T. Rowe Price Institutional Floating Rate Fund

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Lockwood Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

by	/s/ Douglas L. Winchell
Name: Douglas L. Winchell
Title: Officer

For any Lender requiring a second signature block:

by	N/A
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Nelder Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

by	/s/ Douglas L. Winchell
Name: Douglas L. Winchell
Title: Officer

For any Lender requiring a second signature block:

by	N/A
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Tuolumne Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

by	/s/ Douglas L. Winchell
Name: Douglas L. Winchell
Title: Officer

For any Lender requiring a second signature block:

by	N/A
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Trinitas CLO I, Ltd.

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer of Triumph Capital Advisors, LLC As Asset Manager

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Trinitas CLO II, Ltd.

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: USB AG, Stamford Branch

by	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director Banking Products Services, US

For any Lender requiring a second signature block:

by	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Core Bond Plus/High Yield Bond Portfolio
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II, Core Bond Plus/High Yield Bond Portfolio
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Wellington Trust Company, National Association Multiple Common Trust Funds Trust- Opportunistic Fixed Income Allocation Portfolio
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Workers Compensation Fund
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Hartford Total Return Bond HLS Fund
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Safety Insurance Company
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: SunAmerica Senior Floating Rate Fund, Inc.
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: The Hartford Floating Rate Fund
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: The Hartford Floating Rate High Income Fund
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: The Hartford Strategic Income Fund
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: The Hartford Total Return Bond Fund
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: UMC Benefit Board, Inc.
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Wellington Management Portfolios (Luxembourg) IV SICAV - FIS - Multi-Sector Credit Portfolio
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: Wellington Trust Company, NA Multiple Collective Investment Funds Trust II, Multi Sector Credit Portfolio
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE FIRST LIEN CREDIT AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

Name of Lender: ZAIS CLO 1, Limited
By: ZAIS Leveraged Loan Manager LLC, its Collateral Manager

by	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

by
Name:
Title:

Schedule I

Tack-On Incremental Term Commitments

Incremental Term Lender	Tack-On Incremental Term Commitment
Goldman Sachs Lending Partners LLC	$180,000,000
Total:	$180,000,000

Schedule II

Tack-On Revolving Credit Commitments

Incremental Revolving Lender	Tack-On Revolving Credit Commitment
Goldman Sachs Lending Partners LLC	$5,250,000
Barclays Bank PLC	$5,250,000
MIHI LLC	$2,250,000
Morgan Stanley Bank, N.A.	$2,250,000
Total:	$15,000,000

EXHIBIT A

[FORM OF] SOLVENCY CERTIFICATE

May 18, 2015

This Solvency Certificate is being executed and delivered pursuant to Section 7(d) of the First Amendment dated as of May 18, 2015 (the “First Amendment”) to the First Lien Credit Agreement dated as of January 24, 2014, as amended, among AVSC Holding Corp., a Delaware corporation (the “Borrower”), PSAV Intermediate Corp., a Delaware corporation, the Subsidiaries of the Borrower from time to time party thereto, the Lenders party thereto and Barclays Bank PLC, as administrative agent and collateral agent. Terms defined in the First Amendment and not defined herein shall have the meanings given to them in the First Amendment.

The undersigned, a Financial Officer of the Borrower, in such capacity and not in an individual capacity, hereby certifies as follows:

1.	I am generally familiar with the businesses and assets of the Borrower and its Subsidiaries, taken as a whole, and am duly authorized to execute this Solvency Certificate on behalf of the Borrower pursuant to the First Amendment; and

2.	As of the date hereof and after giving effect to the incurrence of the indebtedness and obligations being incurred in connection with the First Amendment and the other transactions contemplated thereby (including the payment of the Special Dividend), (i) the sum of the debt (including contingent liabilities) of the Borrower and its Subsidiaries, taken as a whole, does not exceed the fair value of the assets of the Borrower and its Subsidiaries, taken as a whole, (ii) the present fair saleable value of the assets of the Borrower and its Subsidiaries, taken as a whole, is not less than the amount that will be required to pay the probable liabilities (including contingent liabilities) of the Borrower and its Subsidiaries, taken as a whole, on their debts as they become absolute and matured, (iii) the capital of the Borrower and its Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of the Borrower or its Subsidiaries, taken as a whole, contemplated as of the date hereof, and (iv) the Borrower and its Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they mature in the ordinary course of business. For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

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IN WITNESS WHEREOF, I have executed this Solvency Certificate on the date first written above.

AVSC HOLDING CORP.

By:
Name: Ben Erwin
Title: Chief Financial Officer